UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 19, 2006

Christopher & Banks Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31390	06-1195422
(State or Other Jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

2400 Xenium Lane North
	Plymouth, Minnesota	55441
	(Address of Principal	(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code:  (763) 551-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On September 19, 2006, Christopher & Banks Corporation (the “Company”) issued a press release disclosing material nonpublic information regarding the Company’s operating results for its second fiscal quarter and the six month period ended August 26, 2006.

The news release issued on September 19, 2006 is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K. The Company’s reports on Forms 10-K, 10-Q and 8-K, and other publicly available information, should be consulted for other important information about the Company.

The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial statements:  None.

(b)           Pro forma financial information:  None.

(c)           Shell company transactions:  None.

(d)           Exhibits:

99.1         Press release issued by the Company on September 19, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: September 19, 2006	By:	/s/ Andrew K. Moller
Andrew K. Moller
Executive Vice President
and Chief Financial Officer

CHRISTOPHER & BANKS CORPORATION

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release issued by the Company on September 19, 2006